UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 21, 2011

BTHC XV, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52808	20-5456294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Underground Grand Canyon Linyi City, Yishui County, Shandong Province, China 276400
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:		+86 539-2553919

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 21, 2011, Shandong Longkong Travel Management Co., Ltd. (“Longkong”), a company organized under the laws of China and an indirect wholly-owned subsidiary of BTHC XV, Inc. (the “Company”), entered into a loan agreement with Yishui Rural Credit Cooperative (“Yishui Credit”).  Longkong owns a less than 1% interest in Yishui Credit.  The principal amount of the loan is approximately $913,000.  The loan carries an interest rate of 10.46% per annum, is due in January, 2012, and is guaranteed by Zhang Shanjiu, the Company’s Chairman, President and Chief Executive Officer, and a third party guarantor.

On March 19, 2011, Longkong entered into a loan agreement with Linyi Yizhou Pawn Co., Ltd., Junan Branch.  The principal amount of the loan is approximately $320,000.  The loan carries an interest rate of 12.50% per annum, is due in May, 2011, and is guaranteed by Zhang Shanjiu and Chen Rongxia, Zhang Shanjiu’s wife.

On March 25, 2011, Longkong entered into a loan agreement with Tianyuan Tiancheng Guarantee Co., Ltd.  The principal amount of the loan is approximately $761,000.  The loan carries an interest rate of 10.16% per annum, is due in May,  2011, and is guaranteed by Zhang Shanjiu, Chen Rongxia, Zhang Shanjiu’s wife, Chen Ronghui, Zhang Shanjiu’s brother-in-law, and Yishui Yinhe Travel Development Co., Ltd., a company controlled by Zhang Shanjiu.

The description of the loan agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the loan agreements, which are filed as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.  The submission of this Current Report on Form 8-K is not an admission of the materiality to the Company of any agreement described, or information set forth, herein.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Working Capital Loan Contract, dated January 21, 2011, between Shandong Longkong Travel Management Co., Ltd. and Yishui Rural Credit Cooperative.+
10.2	Loan Contract, dated March 19, 2011, between Shandong Longkong Travel Management Co., Ltd. and Linyi Yizhou Pawn Co., Ltd., Junan Branch.+
10.3	Loan Contract, dated March 25, 2011, between Shandong Longkong Travel Management Co., Ltd. and Tianyuan Tiancheng Guarantee Co., Ltd.+

+  English translation of a Chinese language document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTHC XV, INC.

Dated: May 17, 2011	By:	/s/ Zhang Shanjiu
Name: Zhang Shanjiu
Title: Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Working Capital Loan Contract, dated January 21, 2011, between Shandong Longkong Travel Management Co., Ltd. and Yishui Rural Credit Cooperative.+
10.2	Loan Contract, dated March 19, 2011, between Shandong Longkong Travel Management Co., Ltd. and Linyi Yizhou Pawn Co., Ltd., Junan Branch.+
10.3	Loan Contract, dated March 25, 2011, between Shandong Longkong Travel Management Co., Ltd. and Tianyuan Tiancheng Guarantee Co., Ltd.+

+  English translation of a Chinese language document.